UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 31, 2006
T REIT, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-49782 (Commission File Number)	52-2140299 (I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California (Address of principal executive offices)		92705 (Zip Code)
Registrant’s telephone number, including area code: (877) 888-7348
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SIGNATURES

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on Form 8-K on February 3, 2006, or the Form 8-K, reporting our disposition of the University Heights property located in San Antonio, Texas, as described in such Form 8-K. This amendment on Form 8-K/A hereby amends the Form 8-K to provide the pro forma financial information required by Item 9.01.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (b) Pro forma financial information.
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS

Page No.

T REIT, Inc.:

Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of December 31, 2005 (Liquidation Basis)	4

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Period From January 1, 2005 through June 30, 2005 (Going Concern Basis)	5

Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Period from June 30, 2005 through December 31, 2005 (Liquidation Basis)	6

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	7

Explanatory Note
On January 31, 2006, we sold our University Heights property located in San Antonio, Texas, or the Property, to ARI University Heights LP, et al, or ARI, unaffiliated third parties, for a total sales price of $8,200,000. We sold the property pursuant to the plan of liquidation approved by our shareholders on July 27, 2005. Our cash proceeds were $2,765,000 after closing costs and other transaction expenses. A property disposition fee of $246,000, or 3% of the total sales price, was paid to Triple Net Realty, Inc., or Realty, of which 75% was passed through to Triple Net Properties, LLC, our Advisor, pursuant to an agreement between our Advisor and Realty. Sales commissions of $246,000, or 3% of the total sales price, were also paid to unaffiliated brokers. Upon closing, we also made a disbursement payment to our Advisor of $1,800 for certain previously incurred management fees.
The following unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Property been disposed of by us as of the dates set forth below. The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our consolidated historical financial statements included in the Annual Report on Form 10-K as of December 31, 2005. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated statement of net assets as of December 31, 2005 (liquidation basis) is presented as if the disposition of the Property had occurred December 31, 2005.
The accompanying unaudited pro forma condensed consolidated statement of operations for the period from January 1, 2005 through June 30, 2005 (going concern basis) is presented as if the disposition of the Property had occurred January 1, 2005.
The accompanying unaudited pro forma condensed consolidated statement of changes in net assets for the period from June 30, 2005 through December 31, 2005 (liquidation basis) is presented as if the disposition of the Property had occurred June 30, 2005.
The accompanying pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

T REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
As of December 31, 2005
(Unaudited — Liquidation Basis)

		Sale of
		University
	Company	Heights		Company
	Historical	Property		Pro forma
ASSETS
Real estate investments:
Real estate held for sale	$25,075,000	$(7,042,000	)(A)	$18,033,000
Investments in unconsolidated real estate	11,710,000	—		11,710,000

	36,785,000	(7,042,000)		29,743,000

Cash and cash equivalents	3,575,000	2,799,000	(A)	6,455,000
		81,000	(B)
Restricted cash	1,111,000	450,000	(C)	1,480,000
		(81,000	)(B)
Investment in marketable securities	1,924,000	—		1,924,000
Accounts receivable, net	1,675,000	—		1,675,000
Accounts receivable from related parties	223,000	—		223,000
Notes receivable	2,762,000	—		2,762,000
Assets for estimated receipts in excess of estimated costs during liquidation	267,000	(13,000	)(D)	—
		(254,000	)(C)

Total assets	48,322,000	(4,060000)		44,262,000

LIABILITIES

Mortgages payable secured by properties held for sale	15,464,000	(4,214,000	)(A)	11,250,000
Accounts payable and accrued liabilities	233,000	—		233,000
Security deposits and prepaid rent	96,000	(28,000	)(A)	68,000
Reserve for estimated costs in excess of estimated receipts during liquidation	—	196,000	(C)	196,000

Total liabilities	15,793,000	(4,046,000)		11,747,000

Net assets in liquidation	$32,529,000	$(14,000)		$32,515,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

T REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Period from January 1, 2005 through June 30, 2005
(Unaudited — Going Concern Basis)

		Sale of
		University
		Heights
	Company	Property	Company
	Historical	(E)	Pro forma
Expenses:
General and administrative	$1,013,000	$—	$1,013,000

Operating loss	(1,013,000)	—	(1,013,000)
Other income (expense):
Other income	52,000	—	52,000
Interest expense (including amortization of deferred financing costs)	(44,000)	—	(44,000)
Interest and dividend income	233,000	—	233,000
Gain on sale of marketable securities	126,000	—	126,000
Gain on sale of unconsolidated real estate investments	191,000	—	191,000
Equity in earnings of unconsolidated real estate	787,000	—	787,000

Income from continuing operations	$332,000	$—	$332,000

Weighted-average common shares outstanding — basic and diluted	4,605,000	—	4,605,000

Income from continuing operations per common share — basic and diluted	$0.07	$—	$0.07

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

T REIT, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Period from June 30, 2005 through December 31, 2005
(Unaudited — Liquidation Basis)

		Sale of
		University
		Heights
	Company	Property	Company
	Historical	(F)	Pro forma
Net assets in liquidation, beginning of period	$47,953,000	$(74,000)	$47,879,000

Changes in net assets in liquidation:
Changes to asset for estimated receipts in excess of estimated costs during liquidation:
Operating income	(1,381,000)	53,000	(1,328,000)
Distributions received from unconsolidated properties	(653,000)	—	(653,000)
Payments of liquidation costs and other amounts	941,000	(10,000)	931,000
Change in estimated receipts in excess of estimated costs during liquidation	(596,000)	60,000	(536,000)

Changes to asset for estimated receipts in excess of estimated costs during liquidation	(1,689,000)	103,000	(1,586,000)

Change in fair value of assets and liabilities:
Change in fair value of marketable securities	130,000	—	130,000
Change in fair value of real estate investments	3,042,000	—	3,042,000
Change in assets and liabilities due to activity in asset for estimated receipts in excess of estimated costs during liquidation	1,093,000	(43,000)	1,050,000

Net increase in fair value	4,265,000	(43,000)	4,222,000

Distributions to shareholders	(18,000,000)	—	(18,000,000)

Change in net assets in liquidation	(15,424,000)	60,000	(15,364,000)

Net assets in liquidation, end of period	$32,529,000	$(14,000)	$32,515,000

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
For the Year Ended December 31, 2005
The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.
(A)	Adjustments have been made for the sale of the Property to unaffiliated parties for $8,200,000, and therefore the entire balance of our real estate held for sale related to the Property has been removed. We would have received pro forma net cash proceeds of $2,799,000, after payment of the mortgage loan balance of $4,214,000 as of December 31, 2005, security deposits of $28,000, closing costs and other transaction expenses.

(B)	As a result of the sale, cash and cash equivalents would have been increased as reserves for insurance, property taxes and capital improvements were returned to us.

(C)	As a result of the sale, funds in the amount of $450,000 were placed in an escrow account related to lease costs and a rent guaranty. However, we would have recorded a corresponding reserve for these costs in the “reserve for estimated costs in excess of estimated receipts during liquidation” and there would have been no net impact to net assets in liquidation.

(D)	As a result of the pro forma sale as of December 31, 2005, the “asset for estimated receipts in excess of costs during liquidation” would have been reduced by $13,000.

(E)	Actual revenues and expenses of the Property for the period from January 1, 2005 through June 30, 2005 were presented as discontinued operations in our consolidated financial statements in the Form 10-K for the year ended December 31, 2005. As such, there are no pro forma adjustments to continuing operations. Income recorded related to the Property of $80,000, or $0.02 per share, for the period from January 1, 2005 through June 30, 2005 would increase loss from discontinued operations by such amount. The pro forma results exclude include the impact of the gain on sale of the Property or costs related to the disposition.

(F)	These adjustments reflect the elimination of the changes in net assets in liquidation attributable to the Property. The unaudited pro forma condensed consolidated statement of changes in net assets gives effect to the sale as if the sale had occurred June 30, 2005. The pro forma results exclude the impact of the gain on sale of the Property and the costs related to the disposition.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T REIT, INC.
Date: April 10, 2006	By:	/s/ Jack R. Maurer
		Name:	Jack R. Maurer
		Title:	Chief Executive Officer and President